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                                                                      Exhibit 10


                               MATERIAL CONTRACTS


The following material contracts are incorporated herein by reference:

10.1 Pooling and Servicing Agreement dated as of June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, The Chase Manhattan Bank, as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation's Form 8-k dated December 12, 2004. Filed on Registration No. 333-102345 and 333-32960.

10.2 Purchase Agreement dated as of June 8, 1995, between Navistar Financial Corporation and Navistar Financial Securities Corporation, as Purchaser, with respect to the Dealer Note Master Trust. Filed on Registration No. 333-102345 and 333-32960.

10.3 Series 1995-1 Supplement to the Pooling and Servicing Agreement dated as of June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee on behalf of the Series 1995-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation's Form 8-K dated December 4, 2004. Filed on Registration No. 333-102345 and 333-32960.

10.4 Series 1998-1 Supplement to the Pooling and Servicing Agreement dated as of July 17, 1998, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 1998-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation's Form 8-K dated December 4, 2004. Filed on Registration No. 333-30737.

10.5 Certificate Purchase Agreement dated as of January 28, 2000, between Navistar Financial Securities Corporation, as seller, Navistar Financial Corporation, as Servicer, Receivable Capital Corporation, as the Conduit Purchaser, Bank of America, National Association, as administrative Agent for the Purchasers, and Bank of America, National Association, as a Committed Purchaser. Filed as Exhibit 1.1 on Form 8-K dated February 24, 2000. Filed on Registration No. 333-30737.

10.6 Series 2000-1 Supplement to the Pooling and Servicing Agreement dated as of July 13, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2000-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation's Form 8-K dated July 14, 2000. Filed on Registration No. 333-32960.

10.7 Series 2003-1 Supplement to the Pooling and Servicing Agreement, dated as of July 13, 2003, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2003-1 Certificateholders. Filed as
      Exhibit 4.1 to Navistar Financial Securities Corporation's Form 8-K dated July 11, 2003. Commission File No. 033-87374.

10.8 Series 2004-1 Supplement to the Pooling and Servicing Agreement dated as of July 13, 2004, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2004-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation's Form 8-K dated July 11, 2004. Filed on Registration No. 333-102345 and 333-32960.

10.9 Master Owner Trust Agreement dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 4.11 to Navistar Financial Dealer Note Master Owner Trust's Form 8-K dated June 14, 2004. Commission File No. 333-104639-01.